UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2021

Commission File Number of Issuing Entity: 333-75276

Central Index Key Number of Issuing Entity: 0001163321

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Notes)

Commission File Number of Issuing Entity: 000-25762

Central Index Key Number of Issuing Entity: 0000922869

CAPITAL ONE MASTER TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Collateral Certificate)

Central Index Key Number of Depositor: 0001162387

CAPITAL ONE FUNDING, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Sponsor: 0001514949

CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Virginia	333-75276-01	54-2058720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Capital One Drive Room 27907-A McLean, Virginia	22102
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 284-2500

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 8 – Other Events.

Item 8.01. Other Events.

On November 30, 2021, the Capital One Multi-asset Execution Trust expects to issue its Class A(2021-3) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d). Exhibits.

Exhibit Index

Each of the following are filed as an Exhibit to this Report.

Exhibit Number	Description

Exhibit 1.1.1	Class A(2021-3) Underwriting Agreement dated as of November 18, 2021.

Exhibit 1.1.2	Class A(2021-3) Terms Agreement dated as of November 18, 2021.

Exhibit 4.1.1	Unexecuted copy of the Class A(2021-3) Terms Document.

Exhibit 36.1.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated November 18, 2021 with respect to the Class A(2021-3) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Eric D. Bauder
Name: Eric D. Bauder
Title: Assistant Vice President

November 22, 2021